SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 31, 2005



                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Louisiana                        0-25538                   72-1287456
----------------------------         --------------             -------------
(State or other jurisdiction         (SEC File No.)             (IRS Employer
   of incorporation)                                             Identification
                                                                     Number)

211 Willow Street, Franklin, Louisiana                               70538
--------------------------------------                               -----
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (337) 828-3212
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [_] Written communications pursuant to Rule 425 under the Securities Act

        [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

        [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        [_] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                              TECHE HOLDING COMPANY

                Section 5 -- Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On December 31, 2005, Christian Olivier, Jr, a director of the Registrant, retired from the Registrant's Board of Directors and from the Board of Directors of Teche Federal Bank, the Registrant's wholly-owned subsidiary, effective immediately. Mr. Olivier is 93 years old and has served on the Board of Directors since 1993. His retirement was not due to any circumstances of the kind described in paragraph (a) of Item 5.02 of Form 8-K. The Board of Directors subsequently reduced the size of the Board by one person to nine members.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    TECHE HOLDING COMPANY


Date:  December 31, 2005            By: /s/J.L. Chauvin
                                    --------------------------------------------
                                    J.L. Chauvin
                                    Vice President and Treasurer
                                    (Principal Financial Officer)